Exhibit 10.9

               SECOND AMENDMENT AND WAIVER TO AMENDED AND RESTATED
                           REVOLVING CREDIT AGREEMENT


            THIS SECOND AMENDMENT AND WAIVER TO AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT (this "Amendment") made as of February 7, 2000 by and among NUCO2 INC., a Florida corporation (the "Company"), SUNTRUST BANK, a Georgia banking corporation (formerly named SunTrust Bank, South Florida, National Association, a national banking association) ("SunTrust"), BANK AUSTRIA CREDITANSTALT CORPORATE FINANCE, INC., a Delaware corporation (the
"Documentation Agent"), THE PROVIDENT BANK, an Ohio banking corporation, BANK LEUMI LE-ISRAEL B.M., Miami Agency, IBJ WHITEHALL BUSINESS CREDIT CORPORATION, a New York corporation, HAMILTON BANK, N.A., a national banking association, and any other banks or other lending institutions that are or will become parties to this Agreement (collectively, the "Lenders" and each individually, a "Lender"), and SUNTRUST BANK, a Georgia banking corporation (formerly named SunTrust Bank, South Florida, National Association, a national banking association), as agent for the Lenders.


                             PRELIMINARY STATEMENTS:

            The Company, Agent and the Lenders are parties to that certain Amended and Restated Revolving Credit Agreement dated as of May 4, 1999 and as amended by that certain First Amendment to Amended and Restated Revolving Credit Agreement dated as of June 16, 1999 (the "Credit Agreement"; capitalized terms used herein and not defined herein shall have the meanings assigned to them in the Credit Agreement), pursuant to which the Lenders made and continue to make certain financial accommodations to the Company;

            The Company has requested, and the Lenders have agreed, to amend certain financial covenants and to make certain other amendments on the terms and subject to the conditions set forth herein.

            NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:

1.          Amendments to Credit Agreement.

            a. Section 1.01 of the Credit Agreement is hereby amended by replacing the definition of "Agent" in its entirety with the following definition:

                  "Agent" shall mean SunTrust Bank, a Georgia banking corporation (formerly named SunTrust Bank, South Florida, National Association, a national banking association) as agent for the Lenders hereunder and under the other Loan Documents, and each successor agent.

            b. Section 7.02 of the Credit Agreement is hereby amended by replacing such Section 7.02 in its entirety with the following:

                        SECTION 7.02 Interest  Coverage Ratio. The Company shall
            not permit the Interest Coverage Ratio as of the last day of any fiscal quarter of the Company to be less than (i) 1.50 to 1.00 for the period beginning October 1, 1999 through and including December 31, 1999; (ii) 1.65 to 1.00 for the period beginning January 1, 2000 through and including March 31, 2000; (iii) 1.80 to 1.00 for the period beginning April 1, 2000 through and including June 30, 2000;
            (iv) 2.00 to 1.00 for the period beginning July 1, 2000 through and including September 30, 2000; (v) 2.15 to 1.00 for the period beginning October 1, 2000 through and including December 31, 2000;
            (vi) 2.35 to 1.00 for the period beginning January 1, 2001 through and including March 31, 2001; (vii) 2.45 to 1.00 for the period beginning April 1, 2001 through and including June 30, 2001; and
            (viii) 2.75 to 1.00 thereafter.

            c. Section 7.04 of the Credit Agreement is hereby amended by replacing such Section 7.04 in its entirety with the following:

                        SECTION 7.04 Minimum Net Worth. The Company shall at all
            times maintain its Net Worth greater than the Minimum Net Worth, equal to (i) $40,000,000, plus (ii) fifty percent (50%) of the cumulative Consolidated Net Income for each fiscal quarter beginning after the fiscal quarter ending on March 31, 1999 (specifically not including any Consolidated Net Loss for any fiscal quarter), plus
            (iii) the cumulative net proceeds of all equity offerings made by the Company after the Closing Date.

2.          Waiver.

            a. The Company has informed the Agent and the Required Lenders that the Company has not been in compliance with certain provisions of the Credit Agreement. Therefore, as requested by the Company, the Required Lenders hereby waive any Default or Event of Default arising under Section 8.01(d) of the Credit Agreement caused by any such failure of the Company to comply with the financial covenant with respect to Minimum Net Worth set forth in Section 7.04 of the Credit Agreement, for the period from October 1, 1999 through February 7, 2000, for this one time only, and no future waiver shall be construed by the waiver hereby given.

3.          Other Agreements.

            a. The Company hereby affirms that each of the representations and warranties of the Company contained in the Credit Agreement and in any other Loan Documents (except to the extent that any such representation or warranty expressly relates solely to an earlier date and for changes therein permitted or contemplated by the Credit Agreement) is correct in all material respects on and as of the date hereof and after giving effect to this Amendment. In addition, with respect to this Amendment, Company warrants and represents that the execution, delivery and performance by Company of this Amendment (i) are within the Company's corporate power; (ii) have been duly authorized by all necessary or proper corporate action; (iii) are not in contravention of any provision of the Company's certificate of incorporation or bylaws; (iv) will not violate any law or regulation, or any order or decree of any Governmental Authority; (v) will not conflict with or result in the breach or termination of, constitute a default under or accelerate any performance required by, any indenture, mortgage, deed of trust, lease, agreement or other instrument to which the Company is a party or by which the Company or any of its property is bound; (vi) will not result in the creation or imposition of any Lien upon any of the property of the Company other than those in favor of the Agent for the benefit of the Lenders, all pursuant to the Loan Documents; and
(vii) do not require the consent or approval of any Governmental Authority. Company further represents and warrants that this Amendment has been duly executed and delivered for the benefit of or on behalf of the Company and constitutes a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms.

            b. As amended hereby, all terms of the Credit Agreement and the other Loan Documents shall be and remain in full force and effect and shall constitute the legal, valid, binding and enforceable obligations of the Company to the Agent and the Lenders. To the extent any terms and conditions in any other Loan Documents shall contradict or be in conflict with any terms or conditions of the Credit Agreement, after giving effect to this Amendment, such terms and conditions are hereby deemed modified and amended accordingly to reflect the terms and conditions of the Credit Agreement as modified and amended hereby.

            c. The Company hereby restates, ratifies and reaffirms each and every term and condition set forth in the Credit Agreement and the other Loan Documents, effective as of the date hereof, and represents that, after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing as of the date hereof.

            d. The Company agrees to pay on demand all costs and expenses of the Agent in connection with the preparation, execution, delivery and enforcement of this Amendment, the closing hereof, and any other transactions contemplated hereby, including the fees and out-of-pocket expenses of the Company's counsel.

            e. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (AND NOT THE LAWS OF CONFLICTS), OF THE STATE OF FLORIDA AND ALL APPLICABLE LAWS OF THE UNITED STATES OF AMERICA.


                  (Remainder of Page Intentionally Left Blank)

            IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed under seal by their respective officers thereunto duly authorized, as of the date first above written.


                                      NUCO2 INC.,
                                      a Florida corporation



                                      By: /s/ Joann Sabatino
                                          --------------------------------------
                                          Joann Sabatino
                                          Chief Financial Officer and Treasurer



                                      Attest: /s/ Eric M. Wechsler
                                              ---------------------------------
                                              Eric M. Wechsler
                                              General Counsel and Secretary

                                      SUNTRUST BANK
                                      individually and as Agent
                                      By: /s/ Russell E. Burnette
                                          --------------------------------------
                                          Russell E. Burnette
                                          Vice President

                                      BANK AUSTRIA CREDITANSTALT
                                      CORPORATE FINANCE, INC.,
                                      individually and as Documentation Agent

                                      By: /s/ Scott Kray
                                          -------------------------------------
                                          Name: Scott Kray
                                          Title: Vice President

                                      By: /s/ Gary Andresen
                                          -------------------------------------
                                          Name: Gary Andresen
                                          Title: Sr. Associate

                                      BANK-LEUMI LE-ISRAEL B.M.,
                                      MIAMI AGENCY
                                      By: /s/ Stephen Hanas
                                          -------------------------------------
                                            Name: Stephen Hanas
                                            Title: Vice President

                                      THE PROVIDENT BANK
                                      By: /s/ Nick Jevic
                                          -------------------------------------
                                            Name: Nick Jevic
                                            Title: Vice President

                                      IBJ WHITEHALL BUSINESS CREDIT
                                      CORPORATION
                                      By: /s/ John C. Williams
                                          -------------------------------------
                                            Name: John C. Williams
                                            Title: Vice President

                                      HAMILTON BANK, N.A.

                                      By: /s/ Roberto R. Munoz
                                          -------------------------------------
                                            Name: Roberto Munoz
                                            Title: Vice President

                                      By: /s/ Hector F. Ramirez
                                          -------------------------------------
                                            Name: Hector F. Ramirez
                                             Title: Senior Vice President

                          ACKNOWLEDGMENT OF GUARANTORS


            Each of the Guarantors acknowledges and agrees to the terms of the foregoing Second Amendment to Amended and Restated Revolving Credit Agreement, and further acknowledges and agrees that (i) all of the obligations of the Company shall continue to constitute "Guaranteed Obligations" covered by the Amended and Restated Guaranty Agreement dated as of May 4, 1999 executed by the undersigned, and (ii) the Amended and Restated Guaranty Agreement is and shall remain in full force and effect on and after the date hereof, and (iii) the foregoing agreement shall in no way release, discharge, or otherwise limit the obligations of such Guarantor under the Amended and Restated Guaranty Agreement.

            This Acknowledgment of Guarantors is made and delivered as of February 7, 2000.

                                         GUARANTORS:

                                         NUCO2 ACQUISITION CORP.,
                                         a Florida corporation



                                         By: /s/ Eric M. Wechsler
                                             ----------------------------------
                                             Name:  Eric M. Wechsler
                                              Title:  Vice President

                                         [CORPORATE SEAL]


                                         KOCH COMPRESSED GASES, INC.,
                                         a New Jersey corporation



                                         By: /s/ Eric M. Wechsler
                                             ----------------------------------
                                             Name:  Eric M. Wechsler
                                             Title:  Vice President

                                         [CORPORATE SEAL]